Exhibit 99.1

ARYA SCIENCES ACQUISITION CORP IV AND AMICUS THERAPEUTICS, INC. MUTUALLY AGREE TO TERMINATE BUSINESS COMBINATION AGREEMENT WITH RESPECT TO THE ACQUISITION OF AMICUS’ GENE THERAPY BUSINESS DUE TO MARKET CONDITIONS

NEW YORK – February 24, 2022 – ARYA Sciences Acquisition Corp IV (NASDAQ: ARYD) (“ARYA IV”), a publicly traded special purpose acquisition company sponsored by Perceptive Advisors announced today that, due to existing market conditions, it has mutually agreed with Amicus Therapeutics, Inc. (Nasdaq: FOLD) (“Amicus”) to terminate their previously announced Business Combination Agreement (the “Business Combination Agreement”), effective immediately.

“While this is not the outcome we had hoped for, ARYA IV still has over a year remaining to identify and execute on a business combination transaction and the ARYA IV team believes it is well positioned to identify and execute on an opportunity that meets its key investment criteria and that can deliver value for its shareholders within that time period”, said Adam Stone, Chief Executive Officer.  ARYA IV’s dissolution deadline is March 2, 2023 (unless such date is extended in accordance with ARYA IV’s governing documents).

Neither party will be required to pay the other a termination fee as a result of the mutual decision to terminate the Business Combination Agreement.

About ARYA IV

ARYA IV is a blank check company newly incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. ARYA IV is led by Chairman Joseph Edelman; Chief Executive Officer Adam Stone; Chief Financial Officer Michael Altman; and Chief Business Officer Konstantin Poukalov.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available to ARYA IV. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. ARYA IV cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including those included under the heading “Risk Factors” in the final prospectus filed by ARYA IV on March 1, 2021 relating to ARYA IV’s initial public offering and in its subsequent periodic reports and other quarterly filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ARYA IV, its respective directors, officers or employees or any other person that ARYA IV will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of ARYA IV as of the date of this communication. Subsequent events and developments may cause that view to change. However, while ARYA IV may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of ARYA IV as of any date subsequent to the date of this communication.

Contact:

Michael Altman
Chief Financial Officer of ARYA Sciences Acquisition Corp IV
Arya4@perceptivelife.com